Exhibit 99.1

FOR IMMEDIATE RELEASE	Contacts:
Investor Relations: Gregg Kvochak, (310) 556-8550
Media: Dan Gugler, (310) 226-2645

Korn Ferry Announces Second Quarter Fiscal 2020

Results of Operations

Highlights

▪	Korn Ferry reports fee revenue of $492.4 million in Q2 FY’20.
▪	Net income attributable to Korn Ferry was $42.8 million in Q2 FY’20.
▪	Operating income was $61.9 million in Q2 FY’20 with an operating margin of 12.6%. Adjusted EBITDA was $78.3 million with Adjusted EBITDA margin of 15.9%.
▪	Q2 FY’20 diluted earnings per share and adjusted diluted earnings per share was $0.77 and $0.81, respectively.
▪

The Company continued with its balanced approach to capital allocation, buying back 1.3 million shares or $49.2 million of stock during the quarter and declaring a quarterly dividend of $0.10 per share on December 4, 2019 payable on January 15, 2020 to stockholders of record on December 20, 2019.

Los Angeles, CA, December 5, 2019 – Korn Ferry (NYSE: KFY), a global organizational consulting firm, today announced second quarter fee revenue of $492.4 million.  Second quarter diluted earnings per share was $0.77 and Adjusted diluted earnings per share was $0.81.  Adjusted diluted earnings per share for the second quarter excludes $2.6 million, or $0.04 per share, related to integration/acquisition costs associated with the recently completed acquisition of Miller Heiman Group, AchieveForum and Strategy Execution.

“For Korn Ferry’s recently completed second quarter, we generated fee revenue of approximately $492 million (down 1% using actual rates; up 1% on a constant currency basis) and consistent profitability with an Adjusted EBITDA margin of almost 16%.  Despite the confused socio-political climate, we continued to have a long-term balanced approach to capital deployment, acquiring three leadership development companies while repurchasing almost $50 million of stock during the quarter in addition to our normal quarterly dividend,” said Gary D. Burnison, CEO, Korn Ferry.

“We have historically only focused on a 10 percent subset of the $300 billion market for learning and development. The recent acquisitions of Miller Heiman, Strategy Execution and AchieveForum add professional development capabilities that will leverage our Korn Ferry Digital platform, tapping a much broader market opportunity.  Last month we celebrated our 50th anniversary, capping an unprecedented moment in Korn Ferry’s history as the preeminent global organizational consulting firm.  As our recent acquisitions attest, we continue to evolve our business to help clients synchronize their strategy, operations and talent.  I look forward to what the future holds as we ring in a New Year."

Selected Financial Results

(dollars in millions, except per share amounts) (a)

	Second Quarter		Year to Date
	FY’20	FY’19	FY’20	FY’19
Fee revenue	$492.4	$495.2	$976.9	$960.8
Total revenue	$504.2	$506.8	$1,000.4	$985.2
Operating income	$61.9	$71.0	$122.2	$15.9
Operating margin	12.6%	14.3%	12.5%	1.7%
Net income attributable to Korn Ferry	$42.8	$46.0	$85.8	$7.4
Basic earnings per share	$0.78	$0.82	$1.54	$0.13
Diluted earnings per share	$0.77	$0.81	$1.54	$0.13

EBITDA Results (b):	Second Quarter		Year to Date
	FY’20	FY’19	FY’20	FY’19
EBITDA	$75.7	$77.5	$150.7	$38.6
EBITDA margin	15.4%	15.7%	15.4%	4.0%

Adjusted Results (c):	Second Quarter		Year to Date
	FY’20	FY’19	FY’20	FY’19
Adjusted EBITDA (b)	$78.3	$80.3	$153.3	$151.1
Adjusted EBITDA margin (b)	15.9%	16.2%	15.7%	15.7%
Adjusted net income attributable to Korn Ferry	$44.8	$48.2	$87.7	$92.4
Adjusted basic earnings per share	$0.81	$0.86	$1.58	$1.65
Adjusted diluted earnings per share	$0.81	$0.85	$1.57	$1.62

___________

(a)	Numbers may not total due to rounding.
(b)

EBITDA refers to earnings before interest, taxes, depreciation and amortization.  Adjusted EBITDA further adjusts EBITDA to exclude tradename write-offs and integration/acquisition costs.  EBITDA, EBITDA margin, Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures (see attached reconciliations).

(c)	Adjusted results are non-GAAP financial measures that adjust for the following, as applicable (see attached reconciliations):

	Second Quarter		Year to Date
	FY’20	FY’19	FY’20	FY’19
Tradename write-offs	$—	$—	$—	$106.6
Integration/acquisition costs	$2.6	$2.8	$2.6	$5.9

Fee revenue was $492.4 million in Q2 FY’20, a decrease of 1% (1% increase on a constant currency basis) compared to Q2 FY’19.  The decrease in fee revenue was due to lower fee revenue in Executive Search and Advisory, partially offset by growth in RPO and Professional Search.

Net income attributable to Korn Ferry was $42.8 million in Q2 FY’20 as compared to $46.0 million in Q2 FY’19.  The decrease in net income attributable to Korn Ferry resulted from a decrease in fee revenue and an increase in general and administrative expenses.

Operating margin was 12.6% in Q2 FY’20 compared to 14.3% in the year-ago quarter.  The decrease in operating margin was primarily due an increase in general and administrative expenses and lower fee revenue.

Adjusted EBITDA margin was 15.9%, compared to 16.2% in the year-ago quarter.

Results by Segment

Selected Advisory Data

(dollars in millions) (a)

	Second Quarter		Year to Date
	FY’20	FY’19	FY’20	FY’19
Fee revenue	$209.8	$217.1	$405.3	$412.5
Total revenue	$213.9	$221.4	$413.2	$421.6
Operating income (loss)	$28.4	$29.4	$54.2	$(53.7)
Operating margin	13.5%	13.6%	13.4%	(13.0%)

Ending number of consultants and execution staff (b)	1,776	1,636	1,776	1,636
Staff utilization (c)	69%	67%	68%	67%

EBITDA Results (d):	Second Quarter		Year to Date
	FY’20	FY’19	FY’20	FY’19
EBITDA	$37.0	$36.7	$71.5	$(38.4)
EBITDA margin	17.6%	16.9%	17.6%	(9.3%)

Adjusted Results (e):	Second Quarter		Year to Date
	FY’20	FY’19	FY’20	FY’19
Adjusted EBITDA (d)	$37.0	$39.4	$71.5	$73.9
Adjusted EBITDA margin (d)	17.6%	18.2%	17.6%	17.9%

 ___________

(a)	Numbers may not total due to rounding.
(b)	Represents number of employees originating, delivering and executing advisory services.
(c)	Calculated by dividing the number of hours our full-time Advisory professional staff record to engagements during the period, by the total available working hours during the same period.
(d)	EBITDA, EBITDA margin, Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures (see attached reconciliations).
(e)	Adjusted results are non-GAAP financial measures that adjust for the following (see attached reconciliations):

	Second Quarter		Year to Date
	FY’20	FY’19	FY’20	FY’19
Tradename write-offs	$—	$—	$—	$106.6
Integration/acquisition costs	$—	$2.8	$—	$5.8

Fee revenue was $209.8 million in Q2 FY’20 compared to $217.1 million in Q2 FY’19, a decrease of $7.3 million or 3% (down 1% on a constant currency basis).

Operating income was $28.4 million in Q2 FY’20 with an operating margin of 13.5% compared to $29.4 million and an operating margin of 13.6%, respectively, in the year-ago quarter.

Adjusted EBITDA was $37.0 million in Q2 FY’20 with an Adjusted EBITDA margin of 17.6% compared to $39.4 million and 18.2%, respectively, in the year-ago quarter.

Selected Executive Search Data

(dollars in millions) (a)

	Second Quarter		Year to Date
	FY’20	FY’19	FY’20	FY’19
Fee revenue	$187.9	$197.6	$381.1	$390.6
Total revenue	$192.0	$202.0	$390.0	$400.1
Operating income	$41.2	$51.5	$86.9	$92.3
Operating margin	21.9%	26.0%	22.8%	23.6%

Ending number of consultants	585	556	585	556
Average number of consultants	577	550	575	548
Engagements billed	3,848	3,968	6,086	6,144
New engagements (b)	1,719	1,757	3,414	3,465

EBITDA and Adjusted Results (c):	Second Quarter		Year to Date
	FY’20	FY’19	FY’20	FY’19
EBITDA and Adjusted EBITDA	$44.0	$49.2	$92.9	$96.0
EBITDA and Adjusted EBITDA margin	23.4%	24.9%	24.4%	24.6%

________

(a)	Numbers may not total due to rounding.
(b)	Represents new engagements opened in the respective period.
(c)	EBITDA, EBITDA margin, Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures (see attached reconciliations).

Fee revenue was $187.9 million and $197.6 million in Q2 FY’20 and Q2 FY’19, respectively, a decrease of $9.7 million or 5% (3% decrease on a constant currency basis).  The decrease in fee revenue was attributable to a decline in fee revenue in all regions.

Operating income was $41.2 million in Q2 FY’20 compared to $51.5 million in Q2 FY’19.  Operating margin was 21.9% in Q2 FY’20 compared to 26.0% in the year-ago quarter.  The decrease in operating income was mainly due to a decrease in fee revenue.

EBITDA was $44.0 million in Q2 FY’20 with an EBITDA margin of 23.4% compared to $49.2 million and 24.9%, respectively, in the year-ago quarter, mainly due to a decline in fee revenue.

Selected RPO and Professional Search Data

(dollars in millions) (a)

	Second Quarter		Year to Date
	FY’20	FY’19	FY’20	FY’19
Fee revenue	$94.8	$80.5	$190.6	$157.8
Total revenue	$98.3	$83.4	$197.2	$163.5
Operating income	$15.1	$12.5	$30.1	$24.2
Operating margin	15.9%	15.6%	15.8%	15.3%

Engagements billed (b)	1,441	1,338	2,274	2,134
New engagements (c)	693	731	1,460	1,502

EBITDA and Adjusted Results (d):	Second Quarter		Year to Date
	FY’20	FY’19	FY’20	FY’19
EBITDA and Adjusted EBITDA	$16.1	$13.2	$32.2	$25.7
EBITDA and Adjusted EBITDA margin	17.0%	16.4%	16.9%	16.3%

___________

(a)	Numbers may not total due to rounding.
(b)	Represents professional search engagements billed.
(c)	Represents new professional search engagements opened in the respective period.
(d)	EBITDA, EBITDA margin, Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures (see attached reconciliations).

Fee revenue was $94.8 million in Q2 FY’20, an increase of $14.3 million or 18% (20% increase on a constant currency basis), compared to the year-ago quarter.  The higher fee revenue was primarily driven by an increase in fee revenue in recruitment process outsourcing and professional search of $11.6 million and $2.7 million, respectively, in Q2 FY’20 compared to Q2 FY’19.

Operating income was $15.1 million in Q2 FY’20, an increase of $2.6 million compared to Q2 FY’19 operating income of $12.5 million.  Operating margin was 15.9% in the current quarter compared to 15.6% in the year-ago quarter.  The increase in operating income was due to higher fee revenue in Q2 FY’20 compared to Q2 FY’19, partially offset by an increase in compensation and benefits expense driven by a 28% increase in average headcount.

EBITDA was $16.1 million during Q2 FY’20, an increase of $2.9 million compared to Q2 FY’19.  EBITDA margin was 17.0% in Q2 FY’20 and 16.4% in Q2 FY’19.

Outlook

Assuming worldwide economic conditions, financial markets and foreign exchange rates remain steady, on a consolidated basis:

▪	Q3 FY’20 fee revenue is expected to be in the range of $490 million and $510 million; and
▪	Q3 FY’20 diluted earnings per share is expected to range between $0.35 to $0.52.

On a consolidated adjusted basis:

▪	Q3 FY’20 adjusted diluted earnings per share is expected to be in the range from $0.70 to $0.78.

	Q3 FY’20 Earnings Per Share Outlook (1)
	Low	High

Consolidated diluted earnings per share	$0.35	$0.52
Restructuring charges, net	0.40	0.32
Integration/acquisition costs	0.06	0.03
Tax rate impact	(0.11)	(0.09)
Consolidated Adjusted diluted earnings per share	$0.70	$0.78

___________

(1) Consolidated Adjusted diluted earnings per share is a non-GAAP financial measure that excludes the items listed in the table.

Earnings Conference Call Webcast

The earnings conference call will be held today at 4:30 PM (EST) and hosted by CEO Gary Burnison, CFO Robert Rozek and SVP Finance Gregg Kvochak.  The conference call will be webcast and available online at ir.kornferry.com.  We will also post to this section of our website earnings slides, which will accompany our webcast, and other important information, and encourage you to review the information that we make available on our website.

About Korn Ferry

Korn Ferry is a global organizational consulting firm.  We help clients synchronize strategy and talent to drive superior performance.  We work with organizations to design their structures, roles, and responsibilities.  We help them hire the right people to bring their strategy to life.  And we advise them on how to reward, develop, and motivate their people.  Visit kornferry.com for more information.

Forward-Looking Statements

Statements in this press release and our conference call that relate to future results and events (“forward-looking statements”) are based on Korn Ferry’s current expectations.  These statements, which include words such as “believes”, “expects” or “likely”, include references to our outlook.  Readers are cautioned not to place undue reliance on such statements.  Actual results in future periods may differ materially from those currently expected or desired because of a number of risks and uncertainties that are beyond the control of Korn Ferry.  The potential risks and uncertainties include those relating to competition, changes in demand for our services as a result of automation, the dependence on and costs of attracting and retaining qualified and experienced consultants, our ability to maintain relationships with customers and suppliers and retain key employees, maintaining our brand name and professional reputation, potential legal liability and regulatory developments, the portability of client relationships, consolidation of the industries we serve, global and local political or economic developments in or affecting countries where we have operations, currency fluctuations in our international operations, risks related to growth, alignment of our cost structure, restrictions imposed by off-limits agreements, reliance on information processing systems, cyber security vulnerabilities, changes to data security, data privacy and data protection laws, limited protection of our intellectual property, our ability to enhance and develop new technology, our ability to develop new products and services, the utilization and billing rates of our consultants, dependence on third parties for the execution of critical functions, our ability to successfully recover from a disaster or other business continuity problems, changes in our accounting estimates/assumptions, technical guidance relating to the Tax Act, impairment of goodwill and other intangible assets, deferred tax assets that we may not be able to use, our indebtedness, the phase-out of the London Interbank Offered Rate, expansion of social media platforms, seasonality, ability to effect acquisition and integrate recently acquired companies, including those of Miller Heiman Group, AchieveForum, and Strategy Execution (collectively, the “acquired companies”); the ability to recognize the anticipated benefits of the acquisition of the acquired companies; the costs related to the acquisition of the companies; employment liability risk, the impact of rebranding on the Company’s products and services; the expected timing of the Company’s rebranding and entity rationalization plan, and the costs of the Company’s rebranding and entity rationalization plan.  For a detailed description of risks and uncertainties that could cause differences, please refer to Korn Ferry’s periodic filings with the Securities and Exchange Commission.  Korn Ferry disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Use of Non-GAAP Financial Measures

This press release contains financial information calculated other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  In particular, it includes:

•	Adjusted net income attributable to Korn Ferry, adjusted to exclude integration/acquisition costs and tradename write-offs, net of income tax effect;
•

Adjusted basic and diluted earnings per share, adjusted to exclude integration/acquisition costs and tradename write-offs, net of income tax effect; and in the case of the outlook section, also adjusted for restructuring charges, net and tax rate impact;

•

Constant currency (calculated using a quarterly average) percentages that represent the percentage change that would have resulted had exchange rates in the prior period been the same as those in effect in the current period;

•	EBITDA, or earnings before interest, taxes, depreciation and amortization and EBITDA margin; and
•	Adjusted EBITDA, which is EBITDA further adjusted to exclude integration/acquisition costs and tradename write-offs, and Adjusted EBITDA margin.

This non-GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial information determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of the Company’s results as reported under GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Management believes the presentation of non-GAAP financial measures in this press release provides meaningful supplemental information regarding Korn Ferry’s performance by excluding certain charges that may not be indicative of Korn Ferry’s ongoing operating results.  These non-GAAP financial measures are performance measures and are not indicative of the liquidity of Korn Ferry.  These charges represent 1) costs we incurred to acquire and integrate a portion of our Advisory business and 2) tradename write-offs associated with the rebranding plan initiated by Korn Ferry.  The use of non-GAAP financial measures facilitates comparisons to Korn Ferry’s historical performance.  Korn Ferry includes non-GAAP financial measures because management believes they are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its evaluation of Korn Ferry’s ongoing operations and financial and operational decision-making.  Adjusted net income attributable to Korn Ferry, adjusted basic and diluted earnings per share and Adjusted EBITDA, exclude certain charges that management does not consider on-going in nature and allows management and investors to make more meaningful period-to-period comparisons of the Company’s operating results.  Management further believes that EBITDA is useful to investors because it is frequently used by investors and other interested parties to measure operating performance among companies with different capital structures, effective tax rates and tax attributes and capitalized asset values, all of which can vary substantially from company to company.  In the case of constant currency percentages, management believes the presentation of such information provides useful supplemental information regarding Korn Ferry's performance as excluding the impact of exchange rate changes on Korn Ferry's financial performance allows investors to make more meaningful period-to-period comparisons of the Company’s operating results, to better identify operating trends that may otherwise be masked or distorted by exchange rate changes and to perform related trend analysis, and provides a higher degree of transparency of information used by management in its evaluation of Korn Ferry's ongoing operations and financial and operational decision-making.

[Tables attached]

KORN FERRY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	October 31,		October 31,
	2019	2018	2019	2018
	(unaudited)
Fee revenue	$492,389	$495,205	$976,938	$960,773
Reimbursed out-of-pocket engagement expenses	11,788	11,588	23,437	24,382
Total revenue	504,177	506,793	1,000,375	985,155

Compensation and benefits	337,382	335,835	665,878	657,740
General and administrative expenses	62,009	57,738	127,816	226,462
Reimbursed expenses	11,788	11,588	23,437	24,382
Cost of services	18,414	19,627	35,549	37,954
Depreciation and amortization	12,715	11,018	25,492	22,749
Total operating expenses	442,308	435,806	878,172	969,287

Operating income	61,869	70,987	122,203	15,868
Other income (loss), net	1,133	(4,500)	2,959	20
Interest expense, net	(4,210)	(4,337)	(8,267)	(8,440)
Income before provision (benefit) for income taxes	58,792	62,150	116,895	7,448
Income tax provision (benefit)	15,760	14,833	30,213	(1,277)
Net income	43,032	47,317	86,682	8,725
Net income attributable to noncontrolling interest	(228)	(1,283)	(927)	(1,302)
Net income attributable to Korn Ferry	$42,804	$46,034	$85,755	$7,423

Earnings per common share attributable to Korn Ferry:
Basic	$0.78	$0.82	$1.54	$0.13
Diluted	$0.77	$0.81	$1.54	$0.13

Weighted-average common shares outstanding:
Basic	54,568	55,461	54,917	55,420
Diluted	54,716	56,239	55,170	56,306

Cash dividends declared per share:	$0.10	$0.10	$0.20	$0.20

KORN FERRY AND SUBSIDIARIES

FINANCIAL SUMMARY BY SEGMENT

(in thousands)

(unaudited)

	Three Months Ended October 31,				Six Months Ended October 31,
	2019		2018	% Change	2019		2018	% Change

Fee revenue:
Advisory	$209,760		$217,089	(3.4%)	$405,286		$412,464	(1.7%)
Executive Search:
North America	113,818		115,863	(1.8%)	225,540		227,960	(1.1%)
EMEA	39,821		44,928	(11.4%)	86,351		91,582	(5.7%)
Asia Pacific	25,944		27,936	(7.1%)	53,306		54,231	(1.7%)
Latin America	8,272		8,907	(7.1%)	15,857		16,785	(5.5%)
Total Executive Search	187,855		197,634	(4.9%)	381,054		390,558	(2.4%)
RPO and Professional Search	94,774		80,482	17.8%	190,598		157,751	20.8%
Total fee revenue	492,389		495,205	(0.6%)	976,938		960,773	1.7%
Reimbursed out-of-pocket engagement expenses	11,788		11,588	1.7%	23,437		24,382	(3.9%)
Total revenue	$504,177		$506,793	(0.5%)	$1,000,375		$985,155	1.5%

Operating income (loss):		Margin		Margin		Margin		Margin
Advisory	$28,391	13.5%	$29,426	13.6%	$54,182	13.4%	$(53,653)	(13.0%)
Executive Search:
North America	28,124	24.7%	35,328	30.5%	58,446	25.9%	61,842	27.1%
EMEA	6,511	16.4%	7,319	16.3%	13,822	16.0%	14,288	15.6%
Asia Pacific	5,803	22.4%	6,767	24.2%	12,796	24.0%	13,408	24.7%
Latin America	791	9.6%	2,053	23.0%	1,801	11.4%	2,807	16.7%
Total Executive Search	41,229	21.9%	51,467	26.0%	86,865	22.8%	92,345	23.6%
RPO and Professional Search	15,094	15.9%	12,516	15.6%	30,135	15.8%	24,161	15.3%
Corporate	(22,845)		(22,422)		(48,979)		(46,985)
Total operating income	$61,869	12.6%	$70,987	14.3%	$122,203	12.5%	$15,868	1.7%

KORN FERRY AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except per share amounts)

	October 31,	April 30,
	2019	2019
	(unaudited)
ASSETS
Cash and cash equivalents	$464,423	$626,360
Marketable securities	6,508	8,288
Receivables due from clients, net of allowance for doubtful accounts of $23,165 and $21,582 at October 31, 2019 and April 30, 2019, respectively	458,263	404,857
Income taxes and other receivables	40,506	26,767
Unearned compensation	48,195	42,003
Prepaid expenses and other assets	31,603	28,535
Total current assets	1,049,498	1,136,810

Marketable securities, non-current	138,055	132,463
Property and equipment, net	140,685	131,505
Operating lease right-of-use assets, net	214,421	-
Cash surrender value of company-owned life insurance policies, net of loans	128,626	126,000
Deferred income taxes	36,779	43,220
Goodwill	578,307	578,298
Intangible assets, net	76,288	82,948
Unearned compensation, non-current	101,308	80,924
Investments and other assets	22,314	22,684
Total assets	$2,486,281	$2,334,852

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable	$30,599	$39,156
Income taxes payable	15,018	21,145
Compensation and benefits payable	198,284	328,610
Operating lease liability, current	48,493	-
Other accrued liabilities	158,071	162,047
Total current liabilities	450,465	550,958

Deferred compensation and other retirement plans	274,241	257,635
Operating lease liability, non-current	200,266	-
Long-term debt	273,310	222,878
Deferred tax liabilities	1,064	1,103
Other liabilities	28,444	58,891
Total liabilities	1,227,790	1,091,465

Stockholders' equity
Common stock: $0.01 par value, 150,000 shares authorized, 73,120 and 72,442 shares issued and 55,315 and 56,431 shares outstanding at October 31, 2019 and April 30, 2019, respectively	601,686	656,463
Retained earnings	734,891	660,845
Accumulated other comprehensive loss, net	(80,646)	(76,652)
Total Korn Ferry stockholders' equity	1,255,931	1,240,656
Noncontrolling interest	2,560	2,731
Total stockholders' equity	1,258,491	1,243,387
Total liabilities and stockholders' equity	$2,486,281	$2,334,852

KORN FERRY AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(in thousands, except per share amounts)

		Three Months Ended		Six Months Ended
		October 31,		October 31,
		2019	2018	2019	2018
			(unaudited)
	Net income attributable to Korn Ferry	$42,804	$46,034	$85,755	$7,423
	Net income attributable to non-controlling interest	228	1,283	927	1,302
	Net income	43,032	47,317	86,682	8,725
	Income tax provision (benefit)	15,760	14,833	30,213	(1,277)
	Income before provision (benefit) for income taxes	58,792	62,150	116,895	7,448
	Other (income) loss, net	(1,133)	4,500	(2,959)	(20)
	Interest expense, net	4,210	4,337	8,267	8,440
	Operating income	61,869	70,987	122,203	15,868
	Depreciation and amortization	12,715	11,018	25,492	22,749
	Other income (loss), net	1,133	(4,500)	2,959	20
	EBITDA	75,717	77,505	150,654	38,637
	Integration/acquisition costs (1)	2,615	2,835	2,615	5,942
	Tradename write-offs (2)	-	-	-	106,555
	Adjusted EBITDA	$78,332	$80,340	$153,269	$151,134

	Operating margin	12.6%	14.3%	12.5%	1.7%
	Depreciation and amortization	2.6%	2.3%	2.6%	2.3%
	Other income (loss), net	0.2%	(0.9%)	0.3%	-
	EBITDA margin	15.4%	15.7%	15.4%	4.0%
	Integration/acquisition costs (1)	0.5%	0.5%	0.3%	0.6%
	Tradename write-offs (2)	-	-	-	11.1%
	Adjusted EBITDA margin	15.9%	16.2%	15.7%	15.7%

	Net income attributable to Korn Ferry	$42,804	$46,034	$85,755	$7,423
	Integration/acquisition costs (1)	2,615	2,835	2,615	5,942
	Tradename write-offs (2)	-	-	-	106,555
	Tax effect on the adjusted items (3)	(668)	(634)	(668)	(27,527)
	Adjusted net income attributable to Korn Ferry	$44,751	$48,235	$87,702	$92,393

	Basic earnings per common share	$0.78	$0.82	$1.54	$0.13
	Integration/acquisition costs (1)	0.05	0.05	0.05	0.11
	Tradename write-offs (2)	-	-	-	1.92
	Tax effect on the adjusted items (3)	(0.02)	(0.01)	(0.01)	(0.51)
	Adjusted basic earnings per share	$0.81	$0.86	$1.58	$1.65

	Diluted earnings per common share	$0.77	$0.81	$1.54	$0.13
	Integration/acquisition costs (1)	0.05	0.05	0.04	0.11
	Tradename write-offs (2)	-	-	-	1.88
	Tax effect on the adjusted items (3)	(0.01)	(0.01)	(0.01)	(0.50)
	Adjusted diluted earnings per share	$0.81	$0.85	$1.57	$1.62

Explanation of Non-GAAP Adjustments
(1)	Costs associated with completing acquisitions, such as legal and professional fees, retention awards and the on-going integration expenses to combine the companies.
(2)

The Company implemented a plan to go to market under a single, master brand architecture to simplify the Company’s organizational structure by eliminating and/or consolidating certain legal entities and implemented a rebranding of the Company to offer the Company’s current products and services using the “Korn Ferry” name, branding and trademarks. As a result of this the Company was required under U.S. generally accepted accounting principles to record a one-time, non-cash tradename write-offs.

(3)	Tax effect on integration/acquisition costs and tradename write-offs.

KORN FERRY AND SUBSIDIARIES

RECONCILIATION OF NET INCOME AND OPERATING INCOME (GAAP) TO

EBITDA AND ADJUSTED EBITDA (NON-GAAP)

(in thousands)

(unaudited)

	Three Months Ended October 31, 2019
		Executive Search
	Advisory	North America	EMEA	Asia Pacific	Latin America	Subtotal	RPO and Professional Search	Corporate	Consolidated

Fee revenue	$209,760	$113,818	$39,821	$25,944	$8,272	$187,855	$94,774	$-	$492,389
Total revenue	$213,922	$117,077	$40,441	$26,168	$8,273	$191,959	$98,296	$-	$504,177

Net income attributable to Korn Ferry									$42,804
Net income attributable to noncontrolling interest									228
Other income, net									(1,133)
Interest expense, net									4,210
Income tax provision									15,760
Operating income (loss)	$28,391	$28,124	$6,511	$5,803	$791	$41,229	$15,094	$(22,845)	61,869
Depreciation and amortization	8,042	869	450	329	315	1,963	990	1,720	12,715
Other income (loss), net	520	637	107	72	30	846	54	(287)	1,133
EBITDA	36,953	29,630	7,068	6,204	1,136	44,038	16,138	(21,412)	75,717
EBITDA margin	17.6%	26.0%	17.7%	23.9%	13.7%	23.4%	17.0%		15.4%

Integration/acquisition costs	-	-	-	-	-	-	-	2,615	2,615
Adjusted EBITDA	$36,953	$29,630	$7,068	$6,204	$1,136	$44,038	$16,138	$(18,797)	$78,332
Adjusted EBITDA margin	17.6%	26.0%	17.7%	23.9%	13.7%	23.4%	17.0%		15.9%

	Three Months Ended October 31, 2018
		Executive Search
	Advisory	North America	EMEA	Asia Pacific	Latin America	Subtotal	RPO and Professional Search	Corporate	Consolidated
Fee revenue	$217,089	$115,863	$44,928	$27,936	$8,907	$197,634	$80,482	$-	$495,205
Total revenue	$221,419	$119,322	$45,636	$28,146	$8,912	$202,016	$83,358	$-	$506,793

Net income attributable to Korn Ferry									$46,034
Net income attributable to noncontrolling interest									1,283
Other loss, net									4,500
Interest expense, net									4,337
Income tax provision									14,833
Operating income (loss)	$29,426	$35,328	$7,319	$6,767	$2,053	$51,467	$12,516	$(22,422)	70,987
Depreciation and amortization	6,964	968	95	375	101	1,539	761	1,754	11,018
Other income (loss), net	265	(3,981)	22	77	93	(3,789)	(79)	(897)	(4,500)
EBITDA	36,655	32,315	7,436	7,219	2,247	49,217	13,198	(21,565)	77,505
EBITDA margin	16.9%	27.9%	16.6%	25.8%	25.2%	24.9%	16.4%		15.7%

Integration/acquisition costs	2,755	-	-	-	-	-	-	80	2,835
Adjusted EBITDA	$39,410	$32,315	$7,436	$7,219	$2,247	$49,217	$13,198	$(21,485)	$80,340
Adjusted EBITDA margin	18.2%	27.9%	16.6%	25.8%	25.2%	24.9%	16.4%		16.2%

KORN FERRY AND SUBSIDIARIES

RECONCILIATION OF NET INCOME AND OPERATING INCOME (GAAP) TO

EBITDA AND ADJUSTED EBITDA (NON-GAAP)

(in thousands)

(unaudited)

	Six Months Ended October 31, 2019
		Executive Search
	Advisory	North America	EMEA	Asia Pacific	Latin America	Subtotal	RPO and Professional Search	Corporate	Consolidated

Fee revenue	$405,286	$225,540	$86,351	$53,306	$15,857	$381,054	$190,598	$-	$976,938
Total revenue	$413,242	$232,523	$87,753	$53,836	$15,860	$389,972	$197,161	$-	$1,000,375

Net income attributable to Korn Ferry									$85,755
Net income attributable to noncontrolling interest									927
Other income, net									(2,959)
Interest expense, net									8,267
Income tax provision									30,213
Operating income (loss)	$54,182	$58,446	$13,822	$12,796	$1,801	$86,865	$30,135	$(48,979)	122,203
Depreciation and amortization	16,095	1,770	906	675	643	3,994	1,982	3,421	25,492
Other income (loss), net	1,246	1,777	119	87	87	2,070	128	(485)	2,959
EBITDA	71,523	61,993	14,847	13,558	2,531	92,929	32,245	(46,043)	150,654
EBITDA margin	17.6%	27.5%	17.2%	25.4%	16.0%	24.4%	16.9%		15.4%

Integration/acquisition costs	-	-	-	-	-	-	-	2,615	2,615
Adjusted EBITDA	$71,523	$61,993	$14,847	$13,558	$2,531	$92,929	$32,245	$(43,428)	$153,269
Adjusted EBITDA margin	17.6%	27.5%	17.2%	25.4%	16.0%	24.4%	16.9%		15.7%

	Six Months Ended October 31, 2018
		Executive Search
	Advisory	North America	EMEA	Asia Pacific	Latin America	Subtotal	RPO and Professional Search	Corporate	Consolidated

Fee revenue	$412,464	$227,960	$91,582	$54,231	$16,785	$390,558	$157,751	$-	$960,773
Total revenue	$421,566	$235,079	$93,385	$54,771	$16,815	$400,050	$163,539	$-	$985,155

Net income attributable to Korn Ferry									$7,423
Net income attributable to noncontrolling interest									1,302
Other income, net									(20)
Interest expense, net									8,440
Income tax benefit									(1,277)
Operating income (loss)	$(53,653)	$61,842	$14,288	$13,408	$2,807	$92,345	$24,161	$(46,985)	15,868
Depreciation and amortization	14,395	1,947	465	745	208	3,365	1,522	3,467	22,749
Other income (loss), net	835	(480)	362	252	130	264	26	(1,105)	20
EBITDA	(38,423)	63,309	15,115	14,405	3,145	95,974	25,709	(44,623)	38,637
EBITDA margin	(9.3%)	27.8%	16.5%	26.6%	18.7%	24.6%	16.3%		4.0%

Integration/acquisition costs	5,782	-	-	-	-	-	-	160	5,942
Tradename write-offs	106,555	-	-	-	-	-	-	-	106,555
Adjusted EBITDA	$73,914	$63,309	$15,115	$14,405	$3,145	$95,974	$25,709	$(44,463)	$151,134
Adjusted EBITDA margin	17.9%	27.8%	16.5%	26.6%	18.7%	24.6%	16.3%		15.7%